UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2007
Date of Report (Date of earliest event reported)

KIWA BIO-TECH PRODUCTS GROUP CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	000-33167	77-0632186
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

415 West Foothill Blvd, Suite 206, Claremont, California 91711-2766
(Address of principal executive offices)

 (909) 626-2358
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Principal Officers

On May 18, 2007, Ms. Ju hua Wang, Chief Operation Officer, resigned her position with the Company and our Board of Directors approved the resignation on the same day.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2007

By: /s/ Wei Li
Name: Wei Li Title: Chairman of Board of Directors and Chief Executive Officer